Exhibit 23.1
                                                               to Form S-3

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement, registering up to 850,000 shares of common stock, of our report dated May 16, 1996 included in Synthetech, Inc.'s Form 10-KSB for the year ended March 31, 1996 and to all references to our firm included in this registration statement.

                                   ARTHUR ANDERSEN LLP
Portland, Oregon
July 15, 1996